EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 16, 2012 TO THE PROSPECTUS DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2012, as supplemented, of EQ Advisors Trust (the “Trust”) regarding the EQ/AllianceBernstein Short-Term Bond Portfolio and the EQ/AllianceBernstein Short-Term Government Bond Portfolio (the “Portfolios”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about the Portfolios’ portfolio manager.

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All references to Greg Wilensky are hereby deleted from the Portfolios’ Prospectuses.

The following information hereby is added to the section of the Prospectus entitled “Management of the Trust: The Advisers – AllianceBernstein L.P.”:

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Michael L. Mon	Vice President and Portfolio Analyst/Manager of AllianceBernstein	August 2012

The following information is hereby added to the section of the Prospectus entitled “Management of the Trust – The Advisers – AllianceBernstein L.P.”:

Michael L. Mon is a Vice President, Portfolio Analyst/Manager and is a member of the Global Fixed Income Team and Global Credit Investment Team. Mr. Mon joined AllianceBernstein in 2011 and has had portfolio management experience for more than five years.

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